                                                                    EXHIBIT 10.7



                            1996 STOCK OPTION PLAN
                              OF FILM ROMAN, INC.




1.  PURPOSE.

  The purpose of this 1996 Stock Option Plan of Film Roman, Inc. (the "Plan") is to secure for Film Roman, Inc., a Delaware corporation (the "Company"), and its stockholders the benefits arising from stock ownership by selected key employees (as defined in accordance with Section 3401(c) of the Internal Revenue Code of 1986, as amended (the "Code")) of the Company or its subsidiaries ("Employees"), and consultants or other persons who are not Employees ("Consultants" and together with the Employees, the "Participants") as the Board of Directors of the Company (the "Board"), or a committee thereof constituted for such purpose, shall from time to time determine. The Plan will provide a means whereby (i) such Employee may purchase shares of the common stock, $0.01 par value per share, of the Company (the "Common Stock") pursuant to options that will qualify as "incentive stock options" under Section 422 of the Code ("Incentive Stock Options") and (ii) such Employee or Consultant may purchase shares of Common Stock pursuant to options that are not designated by as Incentive Stock Options ("Non-Qualified Stock Options"). Incentive Stock Options and Non-Qualified Stock Options are sometimes referred to collectively herein as "Options."

2.  ADMINISTRATION.

  2.1 The Plan shall be administered by the Board or the Committee (to the extent the Board delegates to the Committee the authority to administer the
Plan); provided, however, that with respect to (i) the participation of the Employees who are subject to the reporting obligations under Section 16 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and (ii) any grant of Options intended not to be included as "applicable employee remuneration" pursuant to Section 162(m)(4)(C) of the Code, the Plan shall be administered by a committee of two or more Directors (the "Committee") all of whom are both (A) "Non-Employee Directors" as that term is defined in Rule 16b-3(b)(3)(i) of the Securities Act and (B) "outside directors" as such term is used in Section 162(m)(4)(C)(i) of the Code. Any action of the Board or Committee with respect to administration of the Plan shall be taken by a majority vote or written consent of its members.

  2.2 Subject to the provisions of the Plan, the Board or Committee shall have authority (i) to construe and interpret the Plan, (ii) to define the terms used herein, (iii) to prescribe, amend and rescind rules and regulations relating to the Plan, (iv) to determine the individuals to whom and the time or times at which Options shall be granted under the Plan, whether Options granted will be Incentive Stock Options or

Non-Qualified Stock Options, the number of shares to be subject to each Option and the exercise price of the Option; (v) to approve and determine the duration of leaves of absence which may be granted to Participants who are employed by the Company without constituting a termination of their employment for the purposes of the Plan, and (vi) to make all other determinations necessary or advisable for the administration of the Plan. All determinations and interpretations made by the Board or Committee shall be binding and conclusive on all Participants in the Plan and their legal representatives and beneficiaries.

  2.3  The period during which the right to exercise an Option in whole or in part vests in the Participant shall be set by the Board or Committee and the Board or Committee may determine that an Option may not be exercised in whole or in part for a specified period after it is granted; provided however that at any time after the grant of an Option, the Board or Committee may, in its sole discretion and subject to whatever terms and conditions it selects, accelerate the period during which an Option vests.

3.  SHARES SUBJECT TO THE PLAN.

  The shares to be issued under the Plan shall consist of the Company's authorized but unissued Common Stock. Subject to adjustment as provided in Paragraph 12 hereof, the aggregate number of shares of Common Stock which may be issued upon exercise of all Options granted under the Plan shall not exceed 1,227,695 shares. If any Option granted under the Plan shall expire or terminate for any reason, without having been exercised in full, the unpurchased shares of Common Stock subject to such Option shall again be available for new Options to be granted under the Plan.


4.  ELIGIBILITY AND PARTICIPATION.


  4.1 All Employees of the Company and/or any subsidiary corporation (as defined in Section 424(f) of the Code) with respect to the Company shall be eligible to receive Incentive Stock Options and Non-Qualified Stock Options. Consultants are not eligible to receive Incentive Stock Options, but are eligible to receive Non-Qualified Stock Options.


  4.2 No Incentive Stock Options may be granted to any Employee who, at the time the Incentive Stock Option is granted, owns shares representing more than ten percent of the total combined voting power of all classes of stock of the Company (or of any of its subsidiary corporations, as defined in Section 424(f) of the Code), unless the exercise price of such Incentive Stock Option is at least one hundred ten percent (110%) of the fair market value of the Common Stock subject to the Incentive Stock Option, determining fair market value as of the date each respective Option is granted in accordance with Paragraph 7, and such Incentive Stock Option by its terms is not exercisable after the expiration of five years from the date such Incentive Stock Option is granted.

  4.3 The aggregate fair market value of the Common Stock for which Incentive Stock Options granted to any one Employee under this Plan or any other Incentive Stock Option plan of the Company (or of any of its subsidiary corporations as defined in Section 424(f) of the Code) may by their terms first become exercisable during any calendar year shall not exceed $100,000, determining fair market value as of the date each respective Option is granted.

  4.4 The maximum number of shares of Common Stock with respect to which Options may be granted to any single Participant under the Plan during any calendar year shall not exceed an aggregate of 400,000 shares, provided that if any such Options expire, are repriced, or are canceled they shall, solely to the extent required by Section 162(m) of the Code, be counted against this limitation.

  4.5 All Options granted under the Plan shall be granted within ten years from July 1, 1996.

5.  DURATION OF OPTIONS.

  Each Option and all rights associated therewith shall expire on such date as the Board or Committee may determine (but in no event later than ten years from the date on which the Option is granted) and shall be subject to earlier termination as provided herein.

6.  PRICE AND EXERCISE OF OPTIONS.

  6.1 Each Option shall be evidenced by a written stock option agreement, which shall be executed by a holder of an Option and an authorized officer of the Company and which shall contain such terms and conditions as the Board or Committee shall determine, consistent with this Plan. Stock option agreements evidencing Options intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code. Stock option agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 422 of the Code.

  6.2 Subject to Paragraph 4.2, the purchase price of the Common Stock covered by each Option shall be determined by the Board or Committee, but in the case of
(i) an Incentive Stock Option, or (ii) an Option intended not to be included as "applicable employee remuneration" pursuant to Section 162(m)(4)(C) of the Code, shall not be less than one hundred percent (100%) of the fair market value of such

Common Stock, as determined by Board or Committee on the date the Option is granted. The purchase price of the Common Stock upon exercise of an Option shall be paid in full at the time of exercise (i) in cash or by certified or cashier's check payable to the order of the Company, (ii) by cancellation of indebtedness owed by the Company to the Participant, (iii) by delivery of shares of Common Stock already owned by, and in the possession of the Participant, (iv) if authorized by the Board or the Committee or if specified in the option agreement for the Option being exercised, by a recourse promissory note made by the Participant in favor of the Company or through installment payments to the Company, in either case subject to terms and conditions determined by the Board or Committee, and in compliance with applicable law (including, without limitation, state, corporate and federal requirements), (v) in whole or in part, through the surrender of shares of Common Stock then issuable upon exercise of the Option having Fair Market Value on the date of Option exercise equal to the aggregate exercise price of the Option or exercised portion thereof, or (vi) by any combination thereof, or (viii) in such other manner as the Board, the Committee may specify in order to facilitate the exercise of Options by the holders thereof, including but not limited to, a guarantee by the Company of a third party loan to Participant. Loans, installment payments and guarantees may be granted by the Board or the Committee without security or collateral, but must provide for a reasonable rate of interest and the maximum credit available to the Participant shall not exceed the sum of (x) the aggregate Option price, plus (y) any federal and state income and employment tax liability incurred by the Participant in connection with the exercise of the Option. Shares of Common Stock used to satisfy the exercise price of an Option shall be valued at their fair market value determined in accordance with Paragraph 7 hereof.

  6.3 No Option granted under this Plan shall be exercisable if such exercise would involve a violation of any applicable law or regulation (including without limitation, federal and state securities laws and regulations). Each Option shall be exercisable in such installments during the period prior to its expiration date as the Board or Committee shall determine; provided, however, that unless otherwise determined by the Board or Committee, if the Participant shall not in any given installment period purchase all of the shares which the Participant is entitled to purchase in such installment period, then such Participant's right to purchase any shares not purchased in such installment period shall continue until the expiration date or sooner termination of the Participant's Option. No Option may be exercised for a fraction of a share and no partial exercise of any Option may be for less than 100 shares.

7.  FAIR MARKET VALUE OF COMMON STOCK.

  The fair market value of a share of Common Stock shall be determined for the purposes of this Plan by reference to the closing price of a share on the National Market System of the National Association of Securities Dealers, Inc. (or its successor in function) or other principal stock exchange on which such shares are traded, in each case as reported by The Wall Street Journal for the business day immediately preceding the date on which the fair market value is determined or, if for any reason no such price is available, by such other method as the Committee or the Board shall deem appropriate to reflect the then fair market value thereof, or by the method provided for in an agreement with a Participant, if different.

8.  WITHHOLDING TAX.

  Upon (i) an Employee's disposition of shares of Common Stock acquired pursuant to the exercise of an Incentive Stock Option granted pursuant to the Plan within two years of the granting of the Incentive Stock Option or within one year after exercise of the Incentive Stock Option, or (ii) a Participant's exercise of a Non-Qualified Stock Option (or an Incentive Stock Option treated as a Non-Qualified Stock Option), the Company shall have the right to require such Employee or Participant, and such Employee or Participant by accepting the Options granted under the Plan agrees, to pay to the Company the amount of any taxes which the Company shall be required to withhold with respect thereto. In the event of (i) or (ii), then with the consent of the Board or the Committee, such Employee or Participant may elect to pay to the Company an amount equal to the amount of the taxes which the Company shall be required to withhold by delivering to the Company shares of Common Stock having a fair market value determined in accordance with Paragraph 7 equal to the amount of the withholding tax obligation as determined by the Company. Such shares so delivered may be either shares withheld by the Company upon the exercise of the Option or other shares.

9.  TRANSFERABILITY.

  An Option granted under the Plan shall, by its terms, be nontransferable by the holder either voluntarily or by operation of law, other than by will or the laws of descent and distribution, or pursuant to a domestic relations order. Notwithstanding the foregoing, the holder may transfer a Non-Qualified Stock Option granted under the Plan to one or more family members or a trust, partnership or other entity for their benefit, if no consideration is given or paid for such transfer and the Board or Committee approves such transfer, and subject to all limitations that may imposed on such a transfer by Section 422 of the Code, if applicable. Except as permitted above, an Option shall be exercisable during the holder's lifetime only by the holder.

10.  TERMINATION.

  10.1 Upon the Termination of Employment (as defined below) from the Company or one of its subsidiary corporations (as defined in Section 424(f) of the Code)("Subsidiary") any outstanding Options held by Employee shall terminate as follows:

        (i)   If the Employee's Termination of Employment is due to the

     Employee's death or permanent disability (within the meaning of Section 22(e)(3) of the Code or as defined in Employee's employment agreement with Company, if different), all Options, to the extent exercisable at the Termination of Employment shall be exercisable for a period of three (3) months from the Termination of Employment, unless, by their term, they expire sooner, as may be set forth in the Employee's employment agreement with the Company, if any.

        (ii) If the Employee's Termination of Employment is for Cause, all Options shall terminate on the date of the Employee's Termination of Employment, unless, by their term, they expire sooner.

        (iii) In all other cases, all Options (to the extent exercisable at the time of such termination) shall be exercisable for a period of three (3) months following the month of Employee's Termination of Employment, unless, by their term, they expire sooner.

  Notwithstanding the foregoing, with respect to a Non=Qualified Stock Option, the Board or Committee can vary the terms from above either in terms upon initial grant of the Option or subsequent amendment to the Option Agreement.

  "Termination of Employment" shall mean the date on which the employee-employer relationship between the Employee and the Employer is terminated for any reason whatsoever, but excluding any termination where there is a simultaneous re-employment by the Company or a Subsidiary.

  "Cause" shall mean (a) the commission of a felony or a crime involving moral turpitude or the commission of any other act involving willful malfeasance with respect to the Company, (b) conduct tending to bring the Company into substantial public disgrace, or disrepute, or (c) gross negligence or willful misconduct with respect to the Company. The Committee, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Employment, including, but not by way of limitation, the question of whether a Termination of Employment resulted from a discharge for Cause, and all questions of whether particular leaves of absence constitute Termination of Employment. Notwithstanding any other provision of this Plan, the Company or any Subsidiary has an absolute and unrestricted right to terminate a consultant's service at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in writing.

  10.2  Termination of Consultancy (as defined below) of a Consultant who holds
        --------------------------
an Option, such Consultant's Option shall expire three months from the date of Termination of Consultant.

  "Termination of Consultancy" shall mean the time when the engagement of a Consultant to the Company or a Subsidiary is terminated for any reason, with or without cause, including, but not by way of limitation, by resignation, discharge, death or retirement; but excluding terminations where there is a simultaneous commencement of employment with the Company or any Subsidiary. The Committee, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Consultancy, including, but not by way of limitation, the question of whether a Termination of Consultancy resulted from a discharge for Cause, and all questions of whether particular leaves of absence constitute Terminations of Consultancy. Notwithstanding any other provision of this Plan, the Company or any Subsidiary has an absolute and unrestricted right to terminate a consultant's service at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in writing.

  10.3 Status of Option upon Termination No portion of an Option which is
       ---------------------------------
unexercisable at Termination of Employment or Termination of Consultantcy, as applicable, shall thereafter become exercisable, except as may be otherwise provided by the Board or Committee in the case of Options granted to Employees or Consultants either in the Option Agreement or by action of the Board or Committee following the grant of the Option.

11.  PRIVILEGES OF STOCK OWNERSHIP.

  No person entitled to exercise any Option granted under the Plan shall have any of the rights or privileges of a stockholder of the Company in respect of any shares of Common Stock issuable upon exercise of such Option until certificates representing such shares shall have been issued and delivered. No shares shall be issued and delivered upon exercise of any Option unless and until, in the opinion of counsel for the Company, there shall have been full compliance with or exception from any applicable registration requirements of the Act, any applicable listing requirements of any national securities exchange on which the Common Stock is then listed, and any other requirements of law or of any regulatory bodies having jurisdiction over such issuance and delivery.

12.  ADJUSTMENTS.

  12.1 In the event that the outstanding Shares are hereafter changed into or exchanged for a different number or kind of shares or other securities of the Company, or of another corporation, by reason of reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, stock dividend or combination of shares, appropriate adjustments shall be made by the Board or Committee in the number and kind of shares (and the purchase price for such shares) for the purchase of which Options may be granted; provided, however, that any such adjustment in outstanding Options shall be made such that each holder of an Option shall be entitled to receive that number of shares which such holder would have been entitled to receive pursuant to such Option if such Option had been exercised immediately prior to such reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, stock dividend or combination of shares; and provided, further, that any such adjustment in the outstanding Options shall be made without change to the aggregate purchase price applicable to the unexercised portion of the Option, but with a corresponding adjustment in the purchase price for each Share covered by the Option.

  12.2 In the event of any of the following transactions (a "Change of Control"):

             (i) a merger or acquisition in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the State of the Company's incorporation,

             (ii) the sale, transfer or other disposition of all or substantially all of the assets of the Company, or

             (iii) any other corporate reorganization or business combination in which fifty percent (50%) or more of the Company's outstanding voting stock is transferred to different holders in a single transaction or a series of related transactions, then at the election of the Board, or if so provided in an Option or other agreement with a Participant, the exercisability of each Option outstanding under the Plan shall be automatically accelerated so that each such Option shall, during the five (5) business day period immediately prior to the specified effective date for the Change of Control, become fully exercisable with respect to the total number of shares of Common Stock purchasable under such Option and may be exercised for all or any portion of such shares; provided, however, that the exercisability of Incentive Stock Options shall be subject to the applicable dollar limitation of Paragraph 4.3. Notwithstanding the foregoing, an outstanding Option under the Plan shall not be so accelerated if and to the extent such Option is, in connection with the Change of Control, either to be assumed by the successor corporation or parent thereof or be replaced with a comparable Option to purchase shares of the capital stock of the successor corporation or parent thereof. Upon the consummation of the Change of Control, all outstanding Options under the Plan shall, to the extent not previously exercised or assumed or replaced by the successor corporation or its parent company, terminate and cease to be outstanding, unless the Board elects to waive this provision and extend any Option or all outstanding Options.

  12.3 If the Company is the surviving entity in any merger or other business combination, then each Option which remains outstanding under the Plan immediately after such merger or other business combination shall be appropriately adjusted to provide the holder of the Option the right to acquire, upon exercise of the Option, the same number of shares of Common Stock that the holder would have acquired pursuant to the merger or business combination if the holder had exercised the Option immediately prior to the merger or business combination. Appropriate adjustments shall also be made to the Option price payable per share so that the aggregate Option price payable for the aggregate number of shares subject to the Option shall remain the same. Appropriate adjustments shall also be made to the class and number of securities available for issuance under the Plan following the consummation of such merger or business combination.

  12.4 Adjustments under this Paragraph 12 shall be made by the Board or Committee, whose determination as to what adjustments shall be made, and the extent thereof, shall be final, binding and conclusive. No fractional shares of stock shall be issued under the Plan with respect to any such adjustment. The grant of Options under this Plan shall in no way affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

13.  AMENDMENT AND TERMINATION OF PLAN.

  13.1 The Board or Committee may at any time suspend or terminate the Plan. The Board or Committee may also at any time amend or revise the terms of the Plan, provided that no such amendment or revision shall, unless appropriate stockholder approval of such amendment or revision is obtained, (i) increase the maximum number of shares which may be acquired pursuant to Options granted under the Plan, except as permitted under the provisions of Paragraph 12, (ii) change the classes of persons eligible to receive Options as provided in Paragraph 4 or
(iii) make any other change that requires stockholder approval under applicable law, regulation, or NASDAQ or stock exchange rule.

  13.2 No amendment, suspension or termination of the Plan shall, without the consent of the holder, alter or impair any rights or obligations under any Option theretofore granted under the Plan.

  13.3 Except as provided in Paragraph 13 hereof, no modification may be made to an Option granted to a Participant who is subject to Section 16 of the Exchange Act except in compliance with Rule 16b-3 of the General Rules and Regulations under the Exchange Act.

  13.4 Any Options granted to a Participant by the Committee are intended to be included as "applicable employee remuneration" pursuant to Section 162(m)(4)(C) of the Code, and such Committee shall administer the Plan with respect to such Options and may make such amendments as may be necessary to effect such exclusion with respect thereto under Section 162(m)(4)(C) to the extent such amendment would not otherwise violate this Paragraph 13.

14.  GENERAL PROVISIONS APPLICABLE TO INCENTIVE STOCK OPTIONS AND
     PARTICIPANTS SUBJECT TO SECTION 16 OF THE EXCHANGE ACT.

  14.1 It is the intent of the Company that this Plan shall comply in all respects with Rule 16b-3 of the General Rules and Regulations under the Exchange Act in connection with any Option granted to a person who is subject to Section 16 of the Exchange Act. Accordingly, if any provision of this Plan does not comply with the requirements of Rule 16b-3 as then applicable to any such person, such provision shall be construed or deemed amended to the extent necessary to conform to such requirements with respect to such person.

  14.2 With respect to Incentive Stock Options and Options intended to qualify as performance-based compensation under Section 162(m), no adjustment or action described in this Section 14 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause the Plan to violate Section 422(b)(1) of the Code or would cause such option or stock appreciation right to fail to so qualify under Section 162(m), as the case may be, or any successor provisions thereto. Furthermore, no such adjustment or action shall be authorized to the extent such adjustment or action would result in short-swing profits liability under Section 16 or violate the exemptive conditions of Rule 16b-3 unless the Committee (or the Board, in the case of Options granted to Independent Directors) determines that the option or other award is not to comply with such exemptive conditions. The number of shares of Common Stock subject to any option, right or award shall always be rounded to the next whole number.

15.  EFFECTIVE DATE OF PLAN.

  No Option may be granted under the Plan unless and until (i) the Options and underlying shares have been registered under the Act and qualified with the appropriate state regulatory agencies, or (ii) the Company has been advised by counsel that such Options and shares are exempt from such registration and/or qualification. The Plan shall be submitted for approval by the holders of the outstanding voting stock of the Company within twelve months from the date the Plan is adopted by the Board. The Plan shall be deemed approved by the holders of the outstanding voting stock of the Company by the affirmative vote of the holders of a majority of the voting shares of the Company represented and voting at a duly held meeting at which a quorum is present. Any Options granted under the Plan prior to obtaining such stockholder approval shall be granted under the conditions that the Options so granted (x) shall not be exercisable prior to such approval, and (y) shall become null and void if such stockholder approval is not obtained. No Option that is intended not to be included as "applicable employee remuneration" pursuant to Section 162(m)(4)(C) of the Code shall be granted prior to stockholder approval of the Plan.